                              AIM WEINGARTEN FUND


                                                                ANNUAL REPORT
[AIM LOGO APPEARS HERE]                                         OCTOBER 31, 1997

                   -----------------------------------------
                              AIM WEINGARTEN FUND

                           For shareholders who seek

                          long-term growth of capital

                              through investments

                          primarily in common stocks

                          of leading U.S. companies

                            considered by management

                                 to have strong

                               earnings momentum.

                   -----------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o The Fund's average annual total returns, including sales charges, for periods ended 9/30/97 (the most recent calendar quarter-end) are as follows. For Class A shares, one year, 26.18%; five years, 15.85%; 10 years, 13.44%. For Class B shares, one year, 27.40%; since inception on 6/15/95, 23.46%.
o   Class C shares commenced sales August 4, 1997.
o AIM Weingarten Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, Fund results were computed at net asset value without reflecting sales charges.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o One-year performance includes reinvested distributions of $2.295 per share for Class A shares and $2.235 for Class B shares.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o The Europe, Australia, Far East (EAFE) Index is a group of unmanaged securities. The index is compiled by Morgan Stanley Capital International.
o The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
         ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
         ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
       ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
            INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter

                    Dear Fellow Shareholder:

                    The fiscal year ended October 31 experienced no let-up in
   [PHOTO OF        the volatility in equity markets, and it closed on an
   Charles T.       unsettling note. In late October, in the wake of a currency
     Bauer,         crisis in Southeast Asia, the stock market experienced its
  Chairman of       first 10% correction since 1991. On Monday, October 27, the
 the Board of       New York Stock Exchange closed to deal with market
   the Fund,        volatility for the first time in its history when the Dow
 APPEARS HERE]      Jones Industrial Average fell 554 points, the index's
                    largest point decline ever. It is important to note that in percentage terms, this was a drop of 7.18%, far smaller than the 22.61% decline that occurred October 19, 1987.
                    Fortunately, this time the market snapped back, and the Dow regained 337 points the next day. As of this writing, markets continue to recover.
                        Many investment managers, including AIM, had cautioned that a correction was inevitable, that the relentless rise in benchmarks like the Dow could not continue. In less than 12 months, the Dow had climbed from 6010 on October 14, 1996, to reach its all-time high of 8259 on August 6, 1997.
    When markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning during the summer would lead to worldwide stock market turmoil.
    Despite recent activities, the fiscal year ended October 31 brought domestic equity investors excellent returns: The Dow was up almost 26%; the broader S&P 500, more than 32%; the NASDAQ small-cap index, 30.46%. International investments, while positive, weren't as robust; the EAFE Index rose 4.63%. On the following pages, your Fund managers discuss how your Fund performed in this market context and their outlook for the future.

REALISTIC EXPECTATIONS
The 1100-point decline in the Dow between early August and late October was the latest in a series of market breaks. Between mid-March and mid-April of this year, for example, the Dow dropped almost 10%.
    Many investors, including professional fund managers, have become accustomed to buying on these market breaks because the market has bounced back quickly. From its 1997 low of 6391 on April 11, the Dow took less than four months to rise almost 2000 points to its all-time high.
    However, this time could be different. Many investors have developed two unrealistic expectations: first, a belief that stocks can rise more than 20% a year indefinitely; and second, confidence that the market always rebounds swiftly from a decline.
    Neither notion is historically correct. History tells us that over the long term, average annual total return for stocks is about 10%, not 20%. And those of us who have been in this business for many years remember the bear market of the 1970s, when the market experienced a series of declines and recovery was very slow.
    Nevertheless, there is reason for optimism, including sound fiscal policy steadily shrinking the federal deficit, stable interest rates, and a strong economy unharmed by inflation. Despite recent events in Asia, it is difficult to be pessimistic about the U.S. economy and, indeed, about most of the developed economies in the world.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Don't forget that automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                  -----------------------------------------

                          Despite recent activities,

                       the fiscal year ended October 31

                      brought domestic equity investors

                              excellent returns.

                  -----------------------------------------

The Managers' Overview

AS MARKET BROADENS, FINANCIAL AND HEALTH-CARE HOLDINGS HELP DELIVER SOLID
RESULTS


A roundtable discussion with the Fund management team for AIM Weingarten Fund for the fiscal year ended October 31, 1997.

--------------------------------------------------------------------------------
Q.  HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31?

A. We are pleased to report that the Fund performed very well, outpacing its own long-term averages. Total return for the fiscal year was 26.83% for Class A shares and 25.78% for Class B shares. Class C shares commenced sales on August 4, 1997. The latter half of the fiscal year was excellent: For the six months ended October 31, total return was just over 20%.
      Net assets under management grew from $5.31 billion to $6.36 billion during the fiscal year.

Q. WERE MARKET CONDITIONS MORE FAVORABLE TO THE FUND SINCE YOUR APRIL REPORT TO SHAREHOLDERS?

A. Yes, during the latter six months of the fiscal year, the market broadened considerably, producing a much friendlier environment for a well-diversified mutual fund like AIM Weingarten Fund.
      We discussed the "narrow market" in our April 30 report to you. Throughout 1996 and for the first few months of 1997, investors focused on relatively few large-company stocks sometimes dubbed "the new Nifty Fifty" in reference to the stocks that dominated the markets back in the 1960s and early 1970s.
      During the second half of the fiscal year, especially during the third calendar quarter of 1997, investors began to look beyond these stocks. For the first time in a long time the broad market outperformed the narrow index, a reversal of the pattern we mentioned in our last report.
      AIM Weingarten Fund did well in this changed environment. For the third quarter of this year, the Fund's Class A shares were up 11.9%, beating both the Russell 1000 and the S&P 500's 7.5% return for the same period.

Q. HOW DO YOU EXPLAIN THIS CHANGE IN MARKET SENTIMENT DURING THE LATTER HALF OF THE FISCAL YEAR?

A. Many market participants had come to question the high valuations being placed on a number of very large companies. Some doubted that these firms could sustain the double-digit earnings growth they'd reported for three years running, especially after cautions on earnings from such giants as The Coca-Cola Company and The Gillette Company. And the strong dollar was a negative for big multinationals and companies that draw a large portion of their sales from overseas.

Q.  DID YOU ALTER THE PORTFOLIO AS MARKET SENTIMENT SHIFTED?

A. Not dramatically. We still tend to be heavily invested in financial stocks, the health-care sector, and also technology.
      The individual stocks we own in these sectors will change over time, but we think these three sectors have excellent long-term growth potential.

Q.  WHAT DO YOU FIND ATTRACTIVE ABOUT FINANCIAL STOCKS?

A. Our holdings in the financial sector, including banks, were up during the fiscal year, from about 16% of the portfolio to approximately 22%.
      Big money-center banks such as Chase Manhattan Corp. and Citicorp outdid analysts' earnings forecasts. With the economy doing well, interest rates stable, and demographics leading more and more people into retirement-oriented investing, financial institutions have prospered. Another trend has been a wave of mergers and acquisitions, for example the purchase of investment banker Salomon, Inc. by the big insurance company Travelers Group, Inc. Firms in this sector want to be capable of offering a broad range of financial service to clients and of competing in a global environment.

Q.  WHAT TRENDS AFFECTED THE HEALTH-CARE PORTION OF THE PORTFOLIO?

A. Growth in size of the companies that deliver patient care has limited the ability of any one industry participant to dictate prices or other business terms to any other participant. We dropped a couple of HMOs from the portfolio while increasing our investment in instruments/products makers.
      The medical instruments and products industry faces an improved business environment because of the FDA's move toward more rapid approval of drugs and medical devices. One of our larger holdings in this field, Becton Dickinson and Company, reported record earnings for 1997. Becton Dickinson and Company recently began to market a first-of-a-kind at-home blood-sugar testing kit for diabetics.
      The health-care sector composed about 15% of the portfolio at the close of the fiscal year, about the same as a year ago and six months ago.


================================================================================
Net Assets
--------------------------------------------------------------------------------

   $5.31                    $6.36
   billion                  billion

  10/31/96                 10/31/97

================================================================================

          See important fund and index disclosures inside front cover.

                      ----------------------------------

                          As of the third quarter of

                          1997, earnings for S&P 500

                         companies were up more than

                             12% year over year.

                      ----------------------------------

Q.  WHY DO YOU STILL HAVE LARGE HOLDINGS IN TECHNOLOGY?

A.  Our holdings in the technology sector have been reduced somewhat.
      Pricing pressures in computers and semiconductors are tough. You can now buy a meaningful personal computer for $1,000, which strains profit margins. Even Intel Corp., while remaining the industry flagship, has been feeling the pressure: While everyone upgraded to the Pentium chip when it was introduced, people aren't moving that readily to the Pentium's successor.
      In semiconductors, we still lean toward companies like Texas Instruments Inc., makers of high-value, specialized products that enjoy a competitive edge over makers of commodity products. And we still hold computer makers like Dell Computer Corp. and Compaq Computer Corp., which continue to grow and capture more market share.

Q.  WHAT TRENDS ARE AFFECTING THE TECH SECTOR?

A. We expect the computer software and services industry to profit from the so-called "millennium" problem. The special skills needed to reprogram older computers to recognize the year 2000 already are in demand.
      Another bright spot in the sector's future is Europe's migration to a common currency, which also will require large investments in information technology. In software, we own such market leaders as Microsoft Corp. and BMC Software, Inc.
      Despite its volatility and potential negative effects of the recent turmoil in Asia, we still think the technology sector's long-term growth prospects are excellent and will continue to seek out individual companies whose earnings performance justifies our investment. For example, while not included in the technology sector, retailers of computers have been doing well recently. We added CompUSA, Inc. to the portfolio since our last report.

Q.  DO YOU OWN MANY RETAILERS OTHER THAN THE TECH SELLERS?

A. Discount stores selling brand-name merchandise at reduced prices--companies like Consolidated Stores Corp., which operates closeout shops--have been very attractive. Other discounters in the portfolio include Family Dollar Stores, Inc.; this rapidly growing chain reports much better profit margins than the retail industry in general.
      The outlook for retailers remains good. Since many are domestically focused, they could become even more attractive to investors concerned about the impact of currency turmoil in foreign markets.

Q.  WHAT IS YOUR OUTLOOK ON THE ECONOMY FOR THE NEAR FUTURE?

A. There are a few cautionary signs: a tight labor market that could put inflationary pressure on wages, a drop in consumer confidence measured by The Conference Board, a slip in new vehicle sales. Nevertheless, there is much evidence of a favorable economic environment. Inflation is so well controlled that many economy watchers are more concerned about deflation. Because of monetary turmoil and market declines overseas, few expect a rate hike by the Federal Reserve, at least for the short term. And finally, corporate earnings continue to grow. As of the third quarter of 1997, earnings for S&P 500 companies were up more than 12% year over year.

Q.  WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKETS?

A. Earnings remain key to market performance, and earnings look as if they may be coming down to more normal levels. Earnings for the companies in the S&P 500 have been very high: 20%-plus for three years in a row. As we just mentioned, the most recent figure is about 12%. This is much closer to the historical norm, which is about 8%. With interest rates stable, investors will focus more on earnings and we believe AIM Weingarten Fund is well-positioned for this market.


PORTFOLIO HOLDINGS

As of 10/31/97

=========================================================================================================
TOP 10 INDUSTRIES                                           TOP 10 HOLDINGS
---------------------------------------------------------------------------------------------------------
1.   Electrical Equipment               4.32%                1.  Chase Manhattan Corp.              1.44%

2.   Financial (Diversified)            4.25                 2.  Service Corp. International        1.33

3.   Health Care (Diversified)          3.68                 3.  General Electric Co.               1.24

4.   Computers (Software & Services)    3.68                 4.  International Business             1.15
                                                                 Machines Corp.
5.   Health Care                        3.25                 5.  Philips Electronics N.V.-ADR       1.10
     (Medical Products & Supplies)                               New York Shares
6.   Health Care                        3.14                 6.  Merck & Co., Inc.                  1.05
     (Drugs--Major Pharmaceuticals)

7.   Electronics (Semiconductors)       3.05                 7.  Microsoft Corp.                    1.02

8.   Consumer Finance                   2.87                 8.  Compaq Computer Corp.              1.00

9.   Oil & Gas (Drilling & Equipment)   2.84                 9.  Warner-Lambert Co.                 0.99

10.  Computer (Hardware)                2.81                10.  SLM Holding Corp.                  0.99


                         TOTAL NUMBER OF HOLDINGS: 246

Please keep in mind that the Fund's portfolio composition is subject to change and there is no guarantee it will continue to hold any particular security. Machines Corp.
=========================================================================================================

          See important fund and index disclosures inside front cover.

Long-Term Performance

The AIM Weingarten Fund Growth Story

GROWTH OF A $10,000 INVESTMENT: JUNE 17, 1969-OCTOBER 31, 1997

AIM WEINGARTEN FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart compares your Fund's Class A shares to indexes. It is important to understand differences between your fund and these indexes. An index measures performance of a hypothetical portfolio. A market index, such as the Standard & Poor's 500, is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up an index, you would incur expenses that would affect your investment's return. An index of funds, such as the Lipper Growth Fund Index, includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 10/31/97. Including sales charges.
--------------------------------------------------------------------------------
A SHARES

     10 Years                   15.97%
     5 Years                    14.21
     1 Year                     19.83


B SHARES

Since Inception (6/15/95)       20.06%
     1 Year                     20.78

C SHARES

Since inception 8/4/97          -3.12%
================================================================================

=================================================================================================================================
                                6/17/69  1970   1971     1972  1973    1974   1975   1976    1977    1978    1979   1989    1981
---------------------------------------------------------------------------------------------------------------------------------
   Income Dividends Reinvested  $    0     38      58       0      0      0      0      54      0      98      208    166     237
      Capital Gains Reinvested  $    0     57       0       0   1344      0      0       0      0       0        0   3483    5381
Total Distributions Reinvested  $    0     95      58       0   1344      0      0      54      0      98      208   3649    5618
           Total Account Value  $ 9416   8321   11486   14252  12910   8113  10274   10507  12927   15588    21780  40449   40792
=================================================================================================================================

================================================================
                                         LIPPER
               AIM                       GROWTH        CONSUMER
            WEINGARTEN                    FUND          PRICE
DATE           FUND        S&P 500       INDEX          INDEX
                        (IN THOUSANDS)
----------------------------------------------------------------

6/17/69        9440        10000         10000        10000

10/31/69       9416        10090         10495        10191

10/70          8231        8970          8293         10765

10/71          11486       10479         10426        11175

10/72          14252       12771         12908        115574

10/73          12910       12766         11878        12459

10/74          8113        9096          7597         13962

10/75          10274       11467         9311         15000

10/76          10507       13768         10681        15820

10/77          12927       12917         10325        16831

10/78          15588       13729         11599        18333

10/79          21780       15831         14306        20546

10/80          40449       20915         20539        23169

10/81          40792       21029         20710        25519

10/82          46299       24463         23894        26831

10/83          65474       31285         30474        27596

10/84          63091       33256         29783        28770

10/85          75468       39689         35261        29699

10/86          107220      52844         45589        30137

10/87          113346      56196         45974        31503

10/88          127855      64533         52984        32842

10/89          172770      81486         66366        34317

10/90          165806      75635         57852        36475

10/91          240228      100610        81831        37541

10/92          256684      110599        88217        38743

10/93          272524      127063        104963       39809

10/94          282781      131980        107109       40847

10/95          362527      166767        132790       41995

10/96          416215      206830        155281       43251

10/97          527890      273232        199408       44044
================================================================

=================================================================================================================================
1982     1983    1984     1985     1986     1987    1988   1989  1990     1991    1992    1993    1994     1995     1996     1997
---------------------------------------------------------------------------------------------------------------------------------
  102      0       205    4161      789      958     127   1558     898    1338    1029   1347    1701     1079         0    1237

 5204      0     14466       0     4778    24445    9741      0    8919    3123    1344      0    5081    28215     48254   46074

 5306      0     14671     467     5567    25403    9868   1558    9817    4461    2363   1347    6782    29294     48254   47311

46299  65471     63091   75468   107220   113346  127855 172770  165806  240228  256684 272524  282781   362527    416215  527890
=================================================================================================================================


   Data shown are as of the Fund's fiscal year-end. Class A shares' total return includes sales charges, expenses, and management fees. The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source: Towers Data Systems HYPO--Registered Trademark--.

FOR CONSIDERATION

1987-1997: BLACK MONDAY 10 YEARS LATER

As we look back on October 19, 1987, with 20/20 hindsight, comparisons of today's market conditions inevitably arise.

THEN VS. NOW

While some market conditions may appear hauntingly familiar--a long bull market, a high-valued market, an August peak and dip--most experts see more positive indications than omens of disaster.
     For one, inflation today is comparatively tame. The last time the Federal Reserve raised interest rates was at its March 25, 1997, meeting, when it increased the targeted federal funds rate 25 basis points (A basis point is one one-hundreth of 1%.) Today's discount rate has remained at 5% since January 1996. Ten years ago, interest rates were higher and rising. On September 3, 1987, the Fed raised its discount rate from 5.5% to 6%. On the same day, the bank prime lending rate rose from 8.25% to 8.75%, jumping to 9.25% five weeks later. Today's prime rate remains at 8.5%. Another positive sign today is corporate earnings, which continue to deliver pleasant news. With the nation's economy perking along nicely, few see reason to fear a similar debacle.

WHAT REALLY CAUSED THE 1987 CRASH?

Throughout 1987 many felt that the market was due for a correction. Stock valuations were high, which by itself might not be bad, but the justifications for high valuations were faltering one-by-one. Inflation was heating up. The Fed was raising interest rates. The 30-year Treasury-bond yield was above 10%. Foreign currencies were getting bashed. Rising interest rates alone might have triggered a correction of 10% or more.
     What turned a seemingly normal market correction into the Crash of '87 was portfolio insurance, the latest fad back then. Here's how portfolio insurance works: Price movements automatically trigger computerized buy or sell orders for progressively larger portions of a portfolio. In a rising market, the computer programs bought, and if the market fell, they sold. For example, if the market fell 1%, these computer programs might sell 10% of a portfolio. As the market dipped, the programs all started dumping stocks, which caused a cascading effect: the more the market fell, the more the programs sold. Portfolio insurance was immediately discredited and abandoned.

AIM'S DISCIPLINE:
FOLLOW THE EARNINGS

Many people thought the 1987 Crash would break the earnings cycle, but corporate earnings continued. Restaurants kept serving food; retailers kept selling clothing and so on; the economy kept moving forward. That's why AIM sticks to its discipline. We follow the earnings. We don't try to time the markets. Market timing can be a very expensive hobby.
     What will AIM do in the event of a correction? What we do best, which is the same thing that we did on October 27, 1997, when many feared a replay of 1987: try to find the best quality companies that have gotten hit the hardest and buy those in preparation for the inevitable turn. That same strategy applies long term.
     Of course our Funds were affected by the drop. From its high on August 25, 1987, AIM Weingarten Fund was down 31.59% by the close of business on October 19, 1987. But if you look at the whole year of 1987, from January 1 through December 31, the Fund returned 9.75% excluding sales charges. So for the smart AIM investor who stuck it out, 1987 wasn't a bad year despite the crash.
     Investors who have done their asset allocation ahead of time should have little reason to be nervous about today's market.
     One of the most enduring lessons of Black Monday for investors is don't go it alone. And equally important, the investment company you keep can make all the difference.


HOW A PATIENT, COOL-HEADED AIM WEINGARTEN FUND
INVESTMENT WEATHERED THE CRASH OF '87

================================================================================
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
9/30/87-10/31/97
--------------------------------------------------------------------------------
9/30/87             10000


10/31/87             7658


10/31/88             8638


10/31/89            11673


10/31/90            11203


10/31/91            16231


10/31/92            17343


10/31/93            18413


10/31/94            19106


10/31/95            24494


10/31/96            28121


10/31/97            35666
================================================================================

BLACK MONDAY: COULD IT HAPPEN TODAY?



Can we prevent a crash from happening again? Since no one can accurately predict what will cause the next inevitable correction, it is unlikely that anything can prevent a sell-off. But the '87 Crash highlighted some weak points in the nation's financial system, which resulted in sweeping changes. Some of the most significant changes enacted as a result of the `87 crash:

o CIRCUIT BREAKERS. Should the Dow drop by 350 points from the previous day's close, "circuit breakers" kick in and trading on the New York Stock Exchange
   (NYSE) halts for 30 minutes; if it falls more than 550 points, trading stops for one hour. The circuit breakers were enacted for the first time ever on October 27, 1997, when the Dow dropped 554 points.
o PROGRAM TRADING COLLARS, which restrict trading between stocks and stock-index futures, kick in whenever the Dow industrials rise or fall 50 points from previous close. The trading collars, activated almost daily, are designed to prevent accelerating market moves.
o COMMUNICATING DATA between the various stock, futures and options markets can be critical during volatile market swings. Dedicated phone lines between markets reduce the likelihood of telephone log jams, which contributed to the '87 Crash.
o IN 1987, NYSE MARKET MAKERS AND SPECIALISTS were overwhelmed by the massive increase in volume, which more than doubled to 604 million on Black Monday. Ticker information fell behind by as much as an hour so traders lacked information on up-to-date stock quotes. Today, the Big Board reports that it can handle 2.5 billion shares a day--five times the current average daily volume.

While none of these changes have been put to the test of an extreme drop, bulls and bears alike agree that any downward market path is likely to be less steep, making a one-day cataclysm like Black Monday improbable.
   In addition, the NYSE began to modify its circuit breakers in December 1997 and has plans for a further fine-tuning early in 1998. These changes are in response to problems that surfaced when circuit breakers forced the NYSE to halt trading on October 27, 1997. Many believe the 350-point and 550-point thresholds for activating circuit breakers are not large enough given today's Dow level. Many also question the wisdom of ever halting trading early because some widely used stock market strategies depend on making significant trades just before the NYSE's regularly scheduled close.


                ---------------------------------------------

                            "For today's market to

                               decline 22.61%,

                    matching October 19, 1987's 508-point

                    drop, the DOW would have to shed over

                       1700 points from the 7800 level.

                       By comparison, the next biggest

                   percentage losses were October 28, 1929

                     (12.82%), October 29, 1929 (11.73%),

                        and November 6, 1929 (9.92%).

                ---------------------------------------------

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                     SHARES          VALUE

DOMESTIC COMMON STOCKS-84.72%

AEROSPACE/DEFENSE-0.06%

Coltec Industries, Inc.(a)             183,600   $    3,672,000
---------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.70%

DIMON, Inc.                            675,000       17,507,813
---------------------------------------------------------------
Universal Corp.                        700,000       26,906,250
---------------------------------------------------------------
                                                     44,414,063
---------------------------------------------------------------

AIR FREIGHT-0.26%

CNF Transportation Inc.                375,000       16,734,375
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.13%

Federal-Mogul Corp.                     11,300          478,131
---------------------------------------------------------------
MascoTech, Inc.                        416,400        7,911,600
---------------------------------------------------------------
                                                      8,389,731
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.05%

First Union Corp.                      700,000       34,343,750
---------------------------------------------------------------
NationsBank Corp.                      550,000       32,931,250
---------------------------------------------------------------
                                                     67,275,000
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.62%

BankAmerica Corp.                      650,000       46,475,000
---------------------------------------------------------------
Chase Manhattan Corp.                  800,000       92,300,000
---------------------------------------------------------------
Citicorp                               225,000       28,139,063
---------------------------------------------------------------
                                                    166,914,063
---------------------------------------------------------------

BANKS (REGIONAL)-0.06%

North Fork Bancorporation, Inc.        121,500        3,576,656
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.29%

PepsiCo, Inc.                          500,000       18,406,250
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.44%

Chancellor Media Corp.(a)              200,000       10,975,000
---------------------------------------------------------------
Jacor Communications, Inc.(a)          400,000       16,750,000
---------------------------------------------------------------
                                                     27,725,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.46%

Crompton & Knowles Corp.               400,000       10,100,000
---------------------------------------------------------------
Cytec Industries Inc.(a)                25,000        1,218,750
---------------------------------------------------------------
Millennium Chemicals Inc.              750,000       17,625,000
---------------------------------------------------------------
                                                     28,943,750
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.37%

Lucent Technologies, Inc.(b)           600,000       49,462,500
---------------------------------------------------------------
Tellabs, Inc.(a)                       700,000       37,800,000
---------------------------------------------------------------
                                                     87,262,500
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.81%

Compaq Computer Corp.                1,000,000   $   63,750,000
---------------------------------------------------------------
Dell Computer Corp.(a)                 300,000       24,037,500
---------------------------------------------------------------
Digital Equipment Corp.(a)             350,000       17,521,875
---------------------------------------------------------------
International Business Machines
  Corp.                                750,000       73,546,875
---------------------------------------------------------------
                                                    178,856,250
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.97%

Bay Networks, Inc.(a)                1,000,000       31,625,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)                 365,100       29,949,609
---------------------------------------------------------------
                                                     61,574,609
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.89%

Adaptec, Inc.(a)                       700,000       33,906,250
---------------------------------------------------------------
EMC Corp.(a)                           400,000       22,400,000
---------------------------------------------------------------
                                                     56,306,250
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.68%

America Online, Inc.(a)                100,000        7,700,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  290,000       17,508,750
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        300,000       15,975,000
---------------------------------------------------------------
Computer Associates
  International, Inc.                  550,000       41,009,375
---------------------------------------------------------------
Computer Sciences Corp.(a)             161,400       11,449,313
---------------------------------------------------------------
Compuware Corp.(a)                     500,000       33,062,500
---------------------------------------------------------------
HBO & Co.                              600,000       26,100,000
---------------------------------------------------------------
Microsoft Corp.(a)                     500,000       65,000,000
---------------------------------------------------------------
Unisys Corp.(a)                      1,200,000       15,975,000
---------------------------------------------------------------
                                                    233,779,938
---------------------------------------------------------------

CONSUMER FINANCE-2.87%

ContiFinancial Corp.(a)                333,200        9,475,375
---------------------------------------------------------------
FIRSTPLUS Financial Group,
  Inc.(a)                              600,000       33,000,000
---------------------------------------------------------------
Green Tree Financial Corp.             725,000       30,540,625
---------------------------------------------------------------
Household International, Inc.          300,000       33,975,000
---------------------------------------------------------------
Money Store, Inc.                      435,200       12,348,800
---------------------------------------------------------------
SLM Holding Corp.                      450,000       63,168,750
---------------------------------------------------------------
                                                    182,508,550
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.14%

AmeriSource Health Corp.-Class A(a)    575,000       34,140,625
---------------------------------------------------------------
Cardinal Health, Inc.                  250,000       18,562,500
---------------------------------------------------------------
Sysco Corp.                            500,000       20,000,000
---------------------------------------------------------------
                                                     72,703,125
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.57%

American Power Conversion
  Corp.(a)                             600,000       16,350,000
---------------------------------------------------------------
General Electric Co.                 1,224,400       79,050,325
---------------------------------------------------------------
Honeywell, Inc.                        200,000       13,612,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

ELECTRICAL EQUIPMENT-(CONTINUED)
SCI Systems, Inc.(a)                   185,200   $    8,148,800
---------------------------------------------------------------
Solectron Corp.(a)                     560,400       21,995,700
---------------------------------------------------------------
Symbol Technologies, Inc.              610,300       24,259,425
---------------------------------------------------------------
                                                    163,416,750
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.83%

Perkin-Elmer Corp.                     300,000       18,750,000
---------------------------------------------------------------
Waters Corp.(a)                        775,000       34,100,000
---------------------------------------------------------------
                                                     52,850,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-2.76%

Analog Devices, Inc.(a)                425,000       12,989,063
---------------------------------------------------------------
Intel Corp.                            625,000       48,125,000
---------------------------------------------------------------
Linear Technology Corp.                300,000       18,862,500
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              275,000       18,218,750
---------------------------------------------------------------
National Semiconductor Corp.(a)        550,000       19,800,000
---------------------------------------------------------------
Texas Instruments, Inc.                400,000       42,675,000
---------------------------------------------------------------
VLSI Technology, Inc.(a)               500,000       14,812,500
---------------------------------------------------------------
                                                    175,482,813
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.10%

Applied Materials, Inc.(a)           1,000,000       33,375,000
---------------------------------------------------------------
KLA-Tencor Corp.(a)                    350,000       15,378,125
---------------------------------------------------------------
Teradyne, Inc.(a)                      570,900       21,373,069
---------------------------------------------------------------
                                                     70,126,194
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.80%

American Express Co.                   400,000       31,200,000
---------------------------------------------------------------
Amresco, Inc.(a)                       500,000       15,687,500
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.       875,000       33,140,625
---------------------------------------------------------------
Federal National Mortgage
  Association                          775,000       37,539,063
---------------------------------------------------------------
MBIA, Inc.                             348,400       20,816,900
---------------------------------------------------------------
MGIC Investment Corp.                  400,000       24,125,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover &
  Co.                                  280,900       13,764,100
---------------------------------------------------------------
SunAmerica, Inc.                        50,100        1,800,469
---------------------------------------------------------------
                                                    178,073,657
---------------------------------------------------------------

FOODS-0.85%

ConAgra, Inc.                          450,000       13,556,250
---------------------------------------------------------------
Dean Foods Co.                         529,300       25,042,506
---------------------------------------------------------------
Sara Lee Corp.                         300,000       15,337,500
---------------------------------------------------------------
                                                     53,936,256
---------------------------------------------------------------

FOOTWEAR-0.17%

Wolverine World Wide, Inc.             500,000       11,000,000
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.35%

Abbott Laboratories                    326,100       19,994,006
---------------------------------------------------------------
American Home Products Corp.           500,000       37,062,500
---------------------------------------------------------------
Bristol-Myers Squibb Co.               594,000       52,123,500
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-(CONTINUED)
Johnson & Johnson                      711,300   $   40,810,838
---------------------------------------------------------------
Warner-Lambert Co.                     441,700       63,245,919
---------------------------------------------------------------
                                                    213,236,763
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.68%

Dura Pharmaceuticals, Inc.(a)          395,800       19,146,825
---------------------------------------------------------------
ICN Pharmaceuticals, Inc.              900,000       43,312,500
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)      1,400,000       44,450,000
---------------------------------------------------------------
                                                    106,909,325
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.46%

Lilly (Eli) & Co.                      450,000       30,093,750
---------------------------------------------------------------
Merck & Co., Inc.                      750,000       66,937,500
---------------------------------------------------------------
Pfizer, Inc.                           366,500       25,929,875
---------------------------------------------------------------
Schering-Plough Corp.                  600,000       33,637,500
---------------------------------------------------------------
                                                    156,598,625
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.74%

Quorum Health Group, Inc.(a)           937,500       22,734,375
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              386,300       11,806,294
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      290,600       12,804,563
---------------------------------------------------------------
                                                     47,345,232
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.82%

Health Care and Retirement
  Corp.(a)                             222,350        8,407,609
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 1,200,000       30,675,000
---------------------------------------------------------------
NovaCare, Inc.(a)                    1,000,000       13,062,500
---------------------------------------------------------------
                                                     52,145,109
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.29%

MedPartners, Inc.(a)                   725,000       18,442,188
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.25%

Arterial Vascular Engineering,
  Inc.(a)                              350,000       18,593,750
---------------------------------------------------------------
Baxter International Inc.              643,700       29,771,125
---------------------------------------------------------------
Becton, Dickinson & Co.              1,000,000       46,062,500
---------------------------------------------------------------
Boston Scientific Corp.(a)             250,000       11,375,000
---------------------------------------------------------------
DePuy, Inc.(a)                         577,800       14,806,125
---------------------------------------------------------------
Guidant Corp.                          400,000       23,000,000
---------------------------------------------------------------
Stryker Corp.                          875,000       32,539,063
---------------------------------------------------------------
Sybron International Corp.(a)          757,500       30,394,688
---------------------------------------------------------------
                                                    206,542,251
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.07%

Physician Support Systems,
  Inc.(a)                              309,200        4,753,950
---------------------------------------------------------------

HOUSEHOLD FURNITURE &
  APPLIANCES-0.41%

Furniture Brands International,
  Inc.(a)                              559,900        9,378,325
---------------------------------------------------------------
Maytag Corp.                           502,700       16,777,613
---------------------------------------------------------------
                                                     26,155,938
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.72%

Dial Corp.                           1,000,000   $   16,875,000
---------------------------------------------------------------
Procter & Gamble Co. (The)             430,000       29,240,000
---------------------------------------------------------------
                                                     46,115,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.45%

AFLAC Inc.                             224,700       11,431,613
---------------------------------------------------------------
Conseco Inc.                           425,000       18,540,625
---------------------------------------------------------------
Equitable Companies, Inc.              800,000       32,950,000
---------------------------------------------------------------
Nationwide Financial Services, Inc.-
Class A                                600,000       18,262,500
---------------------------------------------------------------
Torchmark Corp.                        271,600       10,830,050
---------------------------------------------------------------
                                                     92,014,788
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.74%

Ace, Ltd.                              400,000       37,175,000
---------------------------------------------------------------
Allmerica Financial Corp.               50,800        2,381,250
---------------------------------------------------------------
American International Group,
  Inc.                                 352,600       35,987,238
---------------------------------------------------------------
Travelers Group, Inc.                  500,000       35,000,000
---------------------------------------------------------------
                                                    110,543,488
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.91%

Allstate Corp.                         565,300       46,884,569
---------------------------------------------------------------
Everest Re Holdings, Inc.              925,000       34,803,125
---------------------------------------------------------------
Exel Ltd.                              353,800       21,382,788
---------------------------------------------------------------
Fremont General Corp.                  400,000       18,650,000
---------------------------------------------------------------
                                                    121,720,482
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.53%

Merrill Lynch & Co., Inc.              213,000       14,404,125
---------------------------------------------------------------
Salomon, Inc.                          250,000       19,421,875
---------------------------------------------------------------
                                                     33,826,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-1.07%

Franklin Resources, Inc.               388,800       34,943,400
---------------------------------------------------------------
T. Rowe Price Associates               500,000       33,125,000
---------------------------------------------------------------
                                                     68,068,400
---------------------------------------------------------------

LODGING-HOTELS-1.92%

Carnival Corp.-Class A                 800,000       38,800,000
---------------------------------------------------------------
Doubletree Corp.(a)                    203,600        8,474,850
---------------------------------------------------------------
Host Marriott Corp.(a)                 208,500        4,352,438
---------------------------------------------------------------
ITT Corp.                              350,000       26,140,625
---------------------------------------------------------------
Marriott International, Inc.           250,000       17,437,500
---------------------------------------------------------------
Patriot American Hospitality,
  Inc.                                 630,000       20,790,000
---------------------------------------------------------------
Promus Hotel Corp.(a)                  150,000        5,887,500
---------------------------------------------------------------
                                                    121,882,913
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.44%

Caterpillar Inc.                       350,000       17,937,500
---------------------------------------------------------------
Deere & Co.                            550,000       28,943,750
---------------------------------------------------------------
Dover Corp.                            376,200       25,393,500
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-(CONTINUED)
Ingersoll-Rand Co.                     501,150   $   19,513,528
---------------------------------------------------------------
                                                     91,788,278
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-2.37%

AlliedSignal Inc.                      275,000        9,900,000
---------------------------------------------------------------
Carlisle Companies, Inc.                87,800        3,797,350
---------------------------------------------------------------
Crane Co.                              161,500        6,712,344
---------------------------------------------------------------
Eaton Corp.                            175,000       16,909,375
---------------------------------------------------------------
Thermo Electron Corp.(a)             1,250,000       46,640,625
---------------------------------------------------------------
Tyco International Ltd.                800,000       30,200,000
---------------------------------------------------------------
U.S. Industries, Inc.                  577,500       15,520,313
---------------------------------------------------------------
United Technologies Corp.              300,000       21,000,000
---------------------------------------------------------------
                                                    150,680,007
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-0.50%

Diebold, Inc.                          450,150       19,834,734
---------------------------------------------------------------
U.S. Filter Corp.(a)                   300,000       12,037,500
---------------------------------------------------------------
                                                     31,872,234
---------------------------------------------------------------

NATURAL GAS-0.13%

Coastal Corp.                          132,700        7,978,587
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-0.48%

Exxon Corp.                            500,000       30,718,750
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.84%

BJ Services Co.(a)                     275,000       23,306,250
---------------------------------------------------------------
Cooper Cameron Corp.(a)                190,600       13,770,850
---------------------------------------------------------------
Halliburton Co.                        800,000       47,700,000
---------------------------------------------------------------
Nabors Industries, Inc.(a)           1,075,000       44,209,375
---------------------------------------------------------------
Newpark Resources, Inc.(a)             198,400        8,233,600
---------------------------------------------------------------
Santa Fe International Corp.           176,800        8,696,350
---------------------------------------------------------------
Schlumberger Ltd.                      400,000       35,000,000
---------------------------------------------------------------
                                                    180,916,425
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.43%

Bowater, Inc.                          650,000       27,178,125
---------------------------------------------------------------

PERSONAL CARE-1.17%

Avon Products, Inc.                    597,000       39,103,500
---------------------------------------------------------------
Gillette Co.                           400,000       35,625,000
---------------------------------------------------------------
                                                     74,728,500
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.74%

Xerox Corp.                            589,900       46,786,444
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.31%

AES Corp.(a)                           500,000       19,812,500
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.53%

Gannett Co., Inc.                      300,000       15,768,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

PUBLISHING (NEWSPAPERS)-(CONTINUED)
New York Times Co.-Class A             325,000   $   17,793,750
---------------------------------------------------------------
                                                     33,562,500
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-0.52%

Starwood Lodging Trust                 550,000       32,896,875
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.33%

Home Depot, Inc.                       375,000       20,859,375
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.77%

CompUSA, Inc.(a)                       981,200       32,134,300
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)        1,200,000       35,775,000
---------------------------------------------------------------
Tech Data Corp.(a)                   1,000,000       44,500,000
---------------------------------------------------------------
                                                    112,409,300
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.50%

Federated Department Stores,
  Inc.(a)                              375,000       16,500,000
---------------------------------------------------------------
Fred Meyer, Inc.(a)                  1,000,000       28,562,500
---------------------------------------------------------------
J.C. Penney Co., Inc.                  300,000       17,606,250
---------------------------------------------------------------
Proffitt's, Inc.(a)                  1,150,000       32,990,625
---------------------------------------------------------------
                                                     95,659,375
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.87%

Consolidated Stores Corp.(a)           618,125       24,647,734
---------------------------------------------------------------
Family Dollar Stores, Inc.             466,200       10,955,700
---------------------------------------------------------------
Ross Stores, Inc.                      525,000       19,621,875
---------------------------------------------------------------
                                                     55,225,309
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.70%

CVS Corp.                              450,000       27,590,625
---------------------------------------------------------------
Rite Aid Corp.                         290,000       17,218,750
---------------------------------------------------------------
                                                     44,809,375
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.49%

Kroger Co.(a)                        1,125,000       36,703,125
---------------------------------------------------------------
Safeway, Inc.(a)                     1,000,000       58,125,000
---------------------------------------------------------------
                                                     94,828,125
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-1.42%

Costco Companies, Inc.(a)            1,100,000       42,350,000
---------------------------------------------------------------
Dayton Hudson Corp.                    425,000       26,695,313
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  601,800       21,138,225
---------------------------------------------------------------
                                                     90,183,538
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.18%

Barnes & Noble, Inc.(a)                138,600        3,542,962
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)             475,000       15,081,250
---------------------------------------------------------------
Office Depot, Inc.(a)                1,370,700       28,270,687
---------------------------------------------------------------
Payless ShoeSource, Inc.(a)            217,500       12,125,625
---------------------------------------------------------------
Toys "R" Us, Inc.(a)                   475,000       16,179,687
---------------------------------------------------------------
                                                     75,200,211
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.39%

Intimate Brands, Inc.                  254,700   $    5,444,212
---------------------------------------------------------------
TJX Companies, Inc. (The)              650,000       19,256,250
---------------------------------------------------------------
                                                     24,700,462
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.44%

Ahmanson (H.F.) & Co.                  800,000       47,200,000
---------------------------------------------------------------
Charter One Financial, Inc.            246,885       14,350,190
---------------------------------------------------------------
Washington Mutual, Inc.                440,000       30,112,500
---------------------------------------------------------------
                                                     91,662,690
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.68%

Interpublic Group of Companies,
  Inc.                                 412,500       19,593,750
---------------------------------------------------------------
Outdoor Systems, Inc.(a)               405,100       12,456,825
---------------------------------------------------------------
Universal Outdoor Holdings,
  Inc.(a)                              269,000       11,365,250
---------------------------------------------------------------
                                                     43,415,825
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.14%

HFS, Inc.(a)                           725,000       51,112,500
---------------------------------------------------------------
Service Corp. International          2,795,700       85,094,118
---------------------------------------------------------------
                                                    136,206,618
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.64%

Equifax, Inc.                        1,789,800       55,595,662
---------------------------------------------------------------
First Data Corp.                       400,000       11,625,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        482,100       21,573,975
---------------------------------------------------------------
National Data Corp.                    425,000       15,698,438
---------------------------------------------------------------
                                                    104,493,075
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.37%

AccuStaff, Inc.(a)                     761,200       21,741,775
---------------------------------------------------------------
Kelly Services, Inc.-Class A            46,900        1,664,950
---------------------------------------------------------------
                                                     23,406,725
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.50%

CIENA Corp.(a)                         375,000       20,625,000
---------------------------------------------------------------
MCI Communications Corp.               500,000       17,750,000
---------------------------------------------------------------
WorldCom, Inc.(a)                    1,690,800       56,853,150
---------------------------------------------------------------
                                                     95,228,150
---------------------------------------------------------------

TELEPHONE-0.55%

Bell Atlantic Corp.                    233,300       18,634,837
---------------------------------------------------------------
Cincinnati Bell, Inc.                  600,000       16,200,000
---------------------------------------------------------------
                                                     34,834,837
---------------------------------------------------------------

TEXTILES (APPAREL)-0.16%

Jones Apparel Group, Inc.(a)           200,000       10,175,000
---------------------------------------------------------------

TOBACCO-0.53%

Philip Morris Companies, Inc.          849,900       33,677,288
---------------------------------------------------------------

TRUCKERS-0.33%

Caliber System, Inc.                   400,000       20,850,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

WASTE MANAGEMENT-0.98%

Browning-Ferris Industries, Inc.     1,000,000   $   32,500,000
---------------------------------------------------------------
USA Waste Services, Inc.(a)            800,000       29,600,000
---------------------------------------------------------------
                                                     62,100,000
---------------------------------------------------------------
    Total Domestic Common Stocks                  5,389,072,735
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-1.38%

FINANCIAL (DIVERSIFIED)-1.06%

MGIC Investment Corp.-$3.12
  Conv. Pfd.                           400,000       40,800,000
---------------------------------------------------------------
SunAmerica, Inc.-Series E, $3.10
  Dep. Conv. Pfd.                      228,800       26,655,200
---------------------------------------------------------------
                                                     67,455,200
---------------------------------------------------------------

LODGING-HOTELS-0.32%

Host Marriott Corp., $3.375
  Conv. Pfd.                           310,800       20,318,550
---------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                               87,773,750
---------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS & NOTES-0.74%

ELECTRICAL EQUIPMENT-0.64%

SCI Systems, Inc., Conv. Sub. Notes, 5.00%,
  05/01/06
  (acquired 10/31/96-12/06/96; cost
  $27,581,905)(c)
                                   $22,050,000       40,709,371
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-0.10%

U.S. Filter Corp., Conv. Sub.
  Notes, 6.00%, 09/15/05             2,700,000        6,005,205
---------------------------------------------------------------
    Total Domestic Convertible
      Bonds & Notes                                  46,714,576
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES-0.39%

SWITZERLAND-0.39%

Sandoz Capital BVI Ltd.
  (Financial-Diversified),
  Sr. Conv. Deb., 2.00%, 10/06/02
  (acquired 11/01/96-11/05/96;
  cost $18,721,100)(c)              17,000,000       24,990,000
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-8.99%

CANADA-1.25%

Newbridge Networks Corp.
  (Computers-Networking)(a)            220,000       11,660,000
---------------------------------------------------------------
Northern Telecom Ltd.
  (Communications Equipment)           325,000       29,148,438
---------------------------------------------------------------
Philip Services Corp. (Waste
  Management)(a)                     2,200,000       38,500,000
---------------------------------------------------------------
                                                     79,308,438
---------------------------------------------------------------

FINLAND-0.33%

Nokia Oy A.B.-Class A-ADR
  (Communications Equipment)           240,000       21,180,000
---------------------------------------------------------------

FRANCE-1.81%

Banque Nationale de Paris
  (Banks-Major Regional)               670,000   $   29,619,035
---------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)            285,000       35,277,597
---------------------------------------------------------------
Renault S.A. (Automobiles)(a)          600,000       16,694,838
---------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                            245,000       33,554,370
---------------------------------------------------------------
                                                    115,145,840
---------------------------------------------------------------

GERMANY-0.32%

Adidas A.G. (Footwear)                  78,800       11,414,985
---------------------------------------------------------------
VEBA A.G.
  (Manufacturing-Diversified)          158,000        8,815,746
---------------------------------------------------------------
                                                     20,230,731
---------------------------------------------------------------

HONG KONG-0.46%

HSBC Holdings PLC (Banks-Major
  Regional)                            469,000       10,615,664
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Land Development)                 2,505,000       18,467,955
---------------------------------------------------------------
                                                     29,083,619
---------------------------------------------------------------

IRELAND-0.26%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       326,600       16,289,175
---------------------------------------------------------------

ISRAEL-0.15%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)          200,000        9,350,000
---------------------------------------------------------------

ITALY-0.67%

Telecom Italia Mobile S.p.A.
  (Telecommunications-
    Cellular/Wireless)               6,000,000       22,150,030
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                        3,333,333       20,850,559
---------------------------------------------------------------
                                                     43,000,589
---------------------------------------------------------------

MEXICO-0.03%

Panamerican Beverages,
  Inc.-Class A
  (Beverages-Non-Alcoholic)             68,300        2,117,300
---------------------------------------------------------------

NETHERLANDS-1.77%

Akzo Nobel N.V.
  (Chemicals-Diversified)              135,750       23,919,688
---------------------------------------------------------------
ASM Lithography Holding N.V.
 (Electronics-Semiconductors)(a)       250,000       18,312,500
---------------------------------------------------------------
Philips Electronics N.V.-ADR-New
  York Shares (Electrical
  Equipment)                           900,000       70,537,500
---------------------------------------------------------------
                                                    112,769,688
---------------------------------------------------------------

SINGAPORE-0.13%

Asia Pulp & Paper Co. Ltd.-ADR
  (Paper & Forest Products)            745,700        8,482,338
---------------------------------------------------------------

SWEDEN-0.52%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                           750,000       33,187,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

SWITZERLAND-0.33%

Novartis A.G. (Health
  Care-Diversified)                     13,300   $   20,829,779
---------------------------------------------------------------

UNITED KINGDOM-0.96%

Granada Group PLC (Leisure
  Time-Products)                     1,330,000       18,342,168
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health Care-Drugs-Major
  Pharmaceuticals)                     900,000       42,862,500
---------------------------------------------------------------
                                                     61,204,668
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                              572,179,665
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
U.S. TREASURY BILLS-0.24%(d)

  5.093%, 01/02/98                $ 15,645,000(e)     15,520,153
---------------------------------------------------------------

REPURCHASE AGREEMENTS-3.32%(f)

CIBC Wood Gundy Securities
  Corp., 5.75%, 11/03/97 (g)      $100,000,000   $  100,000,000
---------------------------------------------------------------
Goldman, Sachs, & Co., 5.70%,
  11/03/97(h)                      111,011,779      111,011,779
---------------------------------------------------------------
    Total Repurchase Agreements                     211,011,779
---------------------------------------------------------------
TOTAL INVESTMENTS-99.78%                          6,347,262,658
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.22%                                  13,874,661
---------------------------------------------------------------
TOTAL NET ASSETS-100.00%                         $6,361,137,319
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/97 was $65,699,371 which represented 1.03% of the Fund's net assets.
(d) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 9.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into on 10/31/97 with maturing value of $400,191,667. Collateralized by $400,695,000 U.S. Government obligations, 0% to 7.75% due 11/12/97 to 07/30/07 with an aggregate market value at 10/31/97 of $408,000,188.
(h) Joint repurchase agreement entered into on 10/31/97 with maturing value of $700,332,500. Collateralized by $691,835,000 U.S. Government obligations, 0% to 8.50% due 10/15/98 to 05/15/07 with an aggregate market value at 10/31/97 of $714,757,792.

Abbreviations:

ADR   - American Depository Receipt
Conv. - Convertible
Deb.  - Debentures
Pfd.  - Preferred
Sr.   - Senior
Sub.  - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $4,878,060,355)                         $6,347,262,658
--------------------------------------------------------
Foreign currencies, at market value
  (cost $24,034)                                  23,692
--------------------------------------------------------
Receivables for:
  Investments sold                            32,071,207
--------------------------------------------------------
  Capital stock sold                          12,718,493
--------------------------------------------------------
  Dividends and interest                       3,624,232
--------------------------------------------------------
  Variation margins                              324,000
--------------------------------------------------------
Investment for deferred compensation
  plan                                            80,090
--------------------------------------------------------
Other assets                                     133,271
--------------------------------------------------------
    Total assets                           6,396,237,643
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       19,092,775
--------------------------------------------------------
  Options written                                600,000
--------------------------------------------------------
  Capital stock reacquired                     8,360,129
--------------------------------------------------------
  Deferred compensation                           80,090
--------------------------------------------------------
Accrued advisory fees                          3,355,000
--------------------------------------------------------
Accrued administrative service fees               13,321
--------------------------------------------------------
Accrued distribution fees                      1,981,745
--------------------------------------------------------
Accrued transfer agent fees                      878,386
--------------------------------------------------------
Accrued operating expenses                       738,878
--------------------------------------------------------
    Total liabilities                         35,100,324
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $6,361,137,319
========================================================

NET ASSETS:

Class A                                   $5,810,582,232
========================================================
Class B                                   $  486,105,308
========================================================
Class C                                   $    2,326,193
========================================================
Institutional Class                       $   62,123,586
========================================================

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

CLASS A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                255,794,618
========================================================
CLASS B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 21,757,228
========================================================
CLASS C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                    104,104
========================================================
INSTITUTIONAL CLASS:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  2,695,286
========================================================
CLASS A:

  Net asset value and redemption price
    per share                             $        22.72
========================================================
  Offering price per share:
      (Net asset value of
         $22.72 divided by 94.50%)        $        24.04
========================================================
CLASS B:

  Net asset value and offering price per
    share                                 $        22.34
========================================================
CLASS C:

  Net asset value and offering price per
    share                                 $        22.34
========================================================
INSTITUTIONAL CLASS:

  Net asset value, offering and
    redemption price per share            $        23.05
========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $781,220 foreign
  withholding tax)                          $   53,208,013
----------------------------------------------------------
Interest                                        14,062,704
----------------------------------------------------------
    Total investment income                     67,270,717
----------------------------------------------------------

EXPENSES:

Advisory fees                                   37,487,692
----------------------------------------------------------
Administrative service fees                        163,243
----------------------------------------------------------
Custodian fees                                     518,851
----------------------------------------------------------
Directors' fees                                     48,806
----------------------------------------------------------
Distribution fees-Class A                       16,399,127
----------------------------------------------------------
Distribution fees-Class B                        3,831,989
----------------------------------------------------------
Distribution fees-Class C                            2,338
----------------------------------------------------------
Transfer agent fees-Class A                      7,665,449
----------------------------------------------------------
Transfer agent fees-Class B                        875,767
----------------------------------------------------------
Transfer agent fees-Class C                            473
----------------------------------------------------------
Transfer agent fees-Institutional Class              5,963
----------------------------------------------------------
Other                                            1,473,922
----------------------------------------------------------
    Total expenses                              68,473,620
----------------------------------------------------------
Less: Fees waived by advisor                    (2,187,021)
----------------------------------------------------------
    Expenses paid indirectly                      (116,775)
----------------------------------------------------------
    Net expenses                                66,169,824
----------------------------------------------------------
Net investment income                            1,100,893
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                        917,642,460
----------------------------------------------------------
  Foreign currencies                            (2,376,476)
----------------------------------------------------------
  Futures contracts                             12,648,342
----------------------------------------------------------
  Options contracts                              5,967,683
----------------------------------------------------------
                                               933,882,009
----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        434,974,571
----------------------------------------------------------
  Foreign currencies                                14,469
----------------------------------------------------------
  Futures contracts                               (264,000)
----------------------------------------------------------
  Options contracts                              3,811,862
----------------------------------------------------------
                                               438,536,902
----------------------------------------------------------
  Net gain on investment securities,
    foreign currencies, futures and option
    contracts                                1,372,418,911
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $1,373,519,804
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                   1997              1996
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    1,100,893    $   14,147,587
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies, futures and options contracts            933,882,009       590,548,116
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and options contracts            438,536,902        79,138,554
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    1,373,519,804       683,834,257
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (14,688,010)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (444,894)               --
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                       (552,547,910)     (606,609,217)
----------------------------------------------------------------------------------------------
  Class B                                                        (32,151,485)       (7,814,517)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (6,655,833)       (7,332,667)
----------------------------------------------------------------------------------------------
Net equalization credits (charges):
  Class A                                                            436,828         2,368,957
----------------------------------------------------------------------------------------------
  Class B                                                             62,469           992,175
----------------------------------------------------------------------------------------------
  Class C                                                                 --                --
----------------------------------------------------------------------------------------------
  Institutional Class                                                (91,147)           65,590
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        126,373,106       362,344,237
----------------------------------------------------------------------------------------------
  Class B                                                        166,861,272       210,825,508
----------------------------------------------------------------------------------------------
  Class C                                                          2,401,569                --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (7,373,537)        5,462,015
----------------------------------------------------------------------------------------------
       Net increase in net assets                              1,055,702,232       644,136,338
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          5,305,435,087     4,661,298,749
----------------------------------------------------------------------------------------------
  End of period                                               $6,361,137,319    $5,305,435,087
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,937,446,869    $3,649,184,459
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             28,516,289        44,516,626
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies, futures and options
    contracts                                                    925,614,568       580,711,311
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,469,559,593     1,031,022,691
----------------------------------------------------------------------------------------------
                                                              $6,361,137,319    $5,305,435,087
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers four different classes of shares: the Class A shares, Class B shares, Class C shares and the Institutional Class. Class C shares commenced sales on August 4, 1997. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as in the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, undistributed net investment income was decreased by $2,376,476 and undistributed net realized gains increased by $2,376,476 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.
J. Equalization--The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the year ended October 31, 1997, AIM waived fees of $2,187,021. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $163,243 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares, Class B shares and Class C shares. During the year ended October 31, 1997, AFS was reimbursed $4,656,522 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Institutional Fund Services, Inc. ("AIFS") a fee for providing transfer agent and shareholder services to the

Fund. During the year ended October 31, 1997, the Portfolio paid AIFS $5,963 for such services. On September 19, 1997, the Board of Directors of the Fund approved the appointment of AFS as transfer agent of the Fund to be effective in late 1997 or early 1998.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan"), and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997 for the Class A shares and Class B shares and the period August 4, 1997 (date sales commenced) through October 31, 1997, the Class C shares paid AIM Distributors $16,399,127, $3,831,989 and $2,338, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,521,630 from sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $38,015 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1997, the Fund paid legal fees of $15,778 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $21,962 during the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $77,032 and $17,781, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $116,775 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lessor of (i) $325,000,000 or (ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1997 was $7,275,089,932 and $7,776,089,044, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,533,476,526
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (75,979,727)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,457,496,799
==========================================================

Cost of investments for tax purposes is $4,889,765,859.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1997 are summarized as follows:

                                                                  OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                             55,804     $ 22,601,072
---------------------------------------------------------------------------------------
Written                                                         86,525       29,354,760
---------------------------------------------------------------------------------------
Closed                                                         (91,359)     (35,943,337)
---------------------------------------------------------------------------------------
Exercised                                                      (38,470)     (10,831,639)
---------------------------------------------------------------------------------------
Expired                                                         (9,500)      (3,963,917)
---------------------------------------------------------------------------------------
End of period                                                    3,000     $  1,216,939
=======================================================================================

Open call option contracts written at October 31, 1997 were as follows:

                                                                                                 OCTOBER 31,
                                                    CONTRACT   STRIKE   NUMBER OF    PREMIUM         1997        UNREALIZED
                                                     MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   APPRECIATION
                      ISSUE                         --------   ------   ---------   ----------   ------------   ------------
Lucent Technologies, Inc.                           November     85      3,000      $1,216,939     $600,000       $616,939
----------------------------------------------------------------------------------------------------------------------------

NOTE 8-PUT OPTIONS WRITTEN

Transactions in put options purchased during the year ended October 31, 1997 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS        PAID
                                                              ---------     -----------
Beginning of period                                                --                --
---------------------------------------------------------------------------------------
Purchased                                                       7,500       $ 1,053,750
---------------------------------------------------------------------------------------
Exercised                                                      (7,500)       (1,053,750)
---------------------------------------------------------------------------------------
End of period                                                       0       $         0
=======================================================================================

NOTE 9-OPEN FUTURES CONTRACTS

On October 31, 1997, $363,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                                          UNREALIZED
                                                               NUMBER OF     MONTH/      APPRECIATION
                          CONTRACT                             CONTRACTS   COMMITMENT   (DEPRECIATION)
                          --------                             ---------   ----------   --------------
S&P 400 Midcap Index                                              96        Dec. '97      $(264,000)

NOTE 10-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1997 and 1996 were as follows:

                                                                         1997                         1996
                                                              --------------------------   --------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              ----------    ------------   ----------    ------------
Sold:
  Class A                                                     36,066,523    $748,100,033   34,550,539    $648,183,624
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      9,401,446     192,004,936   12,381,545     231,706,372
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                       117,736       2,708,502           --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            377,655       7,900,669      516,716       9,877,153
---------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                     29,415,559     528,061,835   32,395,132     557,844,149
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,715,350      30,687,644      425,933       7,326,082
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                            --              --           --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            313,585       5,650,803      338,803       5,871,449
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (56,267,501)  (1,149,788,762) (44,929,759) (843,683,536)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,748,694)    (55,831,308)  (1,500,861)    (28,206,946)
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (13,632)       (306,933)          --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (951,830)    (20,925,009)    (552,275)    (10,286,587)
---------------------------------------------------------------------------------------------------------------------
                                                              17,426,197    $288,262,410   33,625,773    $578,631,760
=====================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 11-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1997, for a share of Class B capital stock outstanding during each of the years in the two-year period ended October 31, 1997 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

CLASS A:

                                                                 1997            1996         1995          1994         1993
                                                              ----------      ----------   ----------    ----------   ----------
Net asset value, beginning of period                          $    20.19      $    20.33   $    17.82    $    17.62   $    16.68
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
Income from investment operations:
 Net investment income                                              0.01            0.06           --          0.07         0.10
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
 Net gains on securities (both realized and unrealized)             4.82            2.51         4.36          0.57         0.93
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
   Total from investment operations                                 4.83            2.57         4.36          0.64         1.03
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
Less distributions:
 Dividends from net investment income                              (0.06)             --        (0.07)        (0.11)       (0.09)
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
 Distributions from net realized gains                             (2.24)          (2.71)       (1.78)        (0.33)          --
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
   Total distributions                                             (2.30)          (2.71)       (1.85)        (0.44)       (0.09)
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
Net asset value, end of period                                $    22.72      $    20.19   $    20.33    $    17.82   $    17.62
============================================================  ==========      ==========   ==========    ==========   ==========
Total return(a)                                                    26.83%          14.81%       28.20%         3.76%        6.17%
============================================================  ==========      ==========   ==========    ==========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,810,582      $4,977,493   $4,564,730    $3,965,858   $4,999,983
============================================================  ==========      ==========   ==========    ==========   ==========
Ratio of expenses to average net assets(b)                          1.07%(c)(d)     1.12%        1.17%         1.21%        1.13%
============================================================  ==========      ==========   ==========    ==========   ==========
Ratio of net investment income to average net assets(e)             0.07%(c)        0.33%       (0.02)%        0.45%        0.62%
============================================================  ==========      ==========   ==========    ==========   ==========
Portfolio turnover rate                                              128%            159%         139%          136%         109%
============================================================  ==========      ==========   ==========    ==========   ==========
Average brokerage commission rate paid(f)                     $   0.0618      $   0.0615          N/A           N/A          N/A
============================================================  ==========      ==========   ==========    ==========   ==========
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)            --              --           --            --           --
============================================================  ==========      ==========   ==========    ==========   ==========
Average amount of debt outstanding during the period (000s
 omitted)(g)                                                          --              --   $      593            --           --
============================================================  ==========      ==========   ==========    ==========   ==========
Average number of shares outstanding during the period (000s
 omitted)(g)                                                     262,563         248,189      229,272       249,351      314,490
============================================================  ==========      ==========   ==========    ==========   ==========
Average amount of debt per share during the period                    --              --   $    .0026            --           --
============================================================  ==========      ==========   ==========    ==========   ==========

(a) Does not deduct sales charges.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.11%, 1.15%, 1.19%, 1.24% and 1.17% for the periods 1997-1993, respectively.

(c) Ratios are based on average net assets of $5,466,375,838.

(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.03%, 0.30%, (0.04%), 0.42% and 0.58% for the periods 1997-1993, respectively.

(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(g) Averages computed on a daily basis.

CLASS B:

                                                                 1997             1996             1995
                                                              ----------       ----------       ----------
Net asset value, beginning of period                          $    19.98       $    20.28       $    18.56
------------------------------------------------------------  ----------       ----------       ----------
Income from investment operations:
  Net investment income (loss)                                     (0.15)(a)        (0.05)(a)        (0.03)
------------------------------------------------------------  ----------       ----------       ----------
  Net gains on securities (both realized and unrealized)            4.75             2.46             1.75
------------------------------------------------------------  ----------       ----------       ----------
    Total from investment operations                                4.60             2.41             1.72
------------------------------------------------------------  ----------       ----------       ----------
Less distributions:
  Distributions from net realized gains                            (2.24)           (2.71)              --
------------------------------------------------------------  ----------       ----------       ----------
Net asset value, end of period                                $    22.34       $    19.98       $    20.28
============================================================  ==========       ==========       ==========
Total return(b)                                                    25.78%           13.95%            9.27%
============================================================  ==========       ==========       ==========
Ratios/supplemental data:
Net assets, end of period (000's omitted)                     $  486,105       $  267,459       $   42,238
============================================================  ==========       ==========       ==========
Ratio of expenses to average net assets(c)                          1.87%(d)(e)      1.95%            1.91%(f)
============================================================  ==========       ==========       ==========
Ratio of net investment income (loss) to average net
  assets(g)                                                        (0.73)%(d)       (0.50)%          (0.76)%(f)
============================================================  ==========       ==========       ==========
Portfolio turnover rate                                              128%             159%             139%
============================================================  ==========       ==========       ==========
Average brokerage commission rate paid(h)                     $   0.0618       $   0.0615              N/A
============================================================  ==========       ==========       ==========
Borrowings for the period:
Amount of debt outstanding at end of
  period (000s omitted)                                               --               --               --
============================================================  ==========       ==========       ==========
Average amount of debt outstanding during the
  period (000s omitted)(i)                                            --               --        $       3
============================================================  ==========       ==========       ==========
Average number of shares outstanding during the
  period (000s omitted)(i)                                        18,505            7,956            1,036
============================================================  ==========       ==========       ==========
Average amount of debt per share during the period                    --               --       $   0.0029
============================================================  ==========       ==========       ==========

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.91%, 1.98% and 1.94% (annualized) for the periods 1997-1995, respectively.

(d) Ratios are based on average net assets of $383,198,900.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.86%.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.77)%, (0.53)% and (0.79)% (annualized) for the periods 1997-1995, respectively.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(i) Averages computed on a daily basis.

CLASS C:

                                                               1997
                                                              -------
Net asset value, beginning of period                          $ 22.83
------------------------------------------------------------  -------
Income from investment operations:
   Net investment income                                        (0.04)(a)
------------------------------------------------------------  -------
   Net gains (losses) on securities (both realized and
     unrealized)                                                (0.45)
------------------------------------------------------------  -------
       Total from investment operations                         (0.49)
============================================================  =======
Net asset value, end of period                                $ 22.34
============================================================  =======
Total return(b)                                                 (2.15)%
============================================================  =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                      $ 2,326
============================================================  =======
Ratio of expenses to average net assets(c)                       1.84%(d)(e)
============================================================  =======
Ratio of net investment income (loss) to average net
 assets(f)                                                      (0.70)%(d)
============================================================  =======
Portfolio turnover rate                                           128%
============================================================  =======
Average brokerage commission rate paid(g)                     $0.0618
============================================================  =======
Borrowings for the period:
Amount of debt outstanding at end of period (000's omitted)        --
============================================================  =======
Average amount of debt outstanding during the period (000's
 omitted)                                                          --
============================================================  =======
Average number of shares outstanding during the period
 (000's omitted)(h)                                            41,282
============================================================  =======
Average amount of debt per share during the period                 --
============================================================  =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and periods for less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.88% (annualized).
(d) Ratios are annualized and based on average net assets of $958,881.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (0.74)% (annualized).
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.
(h) Averages computed on a daily basis.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Weingarten Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Weingarten Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To approve the elimination of the fundamental investment policy prohibiting or restricting the Fund's investments in puts, calls, straddles and spreads.

(6) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes             Withhold/
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                N/A          19,923,485
     Bruce L. Crockett...........................................  619,427,685                N/A          19,307,045
     Owen Daly II................................................  618,919,919                N/A          19,814,811
     Carl Frischling.............................................  619,275,356                N/A          19,459,374
     Robert H. Graham............................................  619,431,576                N/A          19,303,154
     John F. Kroeger.............................................  618,878,096                N/A          19,856,634
     Lewis F. Pennock............................................  619,272,998                N/A          19,461,732
     Ian W. Robinson.............................................  618,944,840                N/A          19,789,890
     Louis S. Sklar..............................................  619,462,714                N/A          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  146,733,416          2,498,355           6,552,908
(3)  Approval of Sub-Advisory Agreement..........................  146,153,496          2,885,840           6,745,343
(4)  Elimination of Fundamental Investment Policy Concerning
     Investments in Other Investment Companies...................  111,841,005          5,168,602           6,908,560
(5)  Elimination of Fundamental Investment Policy Concerning
     Puts, Calls, Straddles and Spreads..........................  110,091,179          6,531,415           7,295,571
(6)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director
ACE Limited                                   John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer             11 Greenway Plaza
Executive Officer                                                                             Suite 100
COMSAT Corporation                            Gary T. Crum                                    Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                      Carol F. Relihan
Cortland Trust Inc.                           Senior Vice President                           A I M Fund Services, Inc.
                                              and Secretary                                   P.O. Box 4739
Jack Fields                                                                                   Houston, TX 77210-4739
Formerly Member of the                        Jonathan C. Schoolar
U.S. House of Representatives                 Vice President                                  CUSTODIAN

Carl Frischling                               Melville B. Cox                                 State Street Bank & Trust Company
Partner                                       Vice President                                  225 Franklin Street
Kramer, Levin, Naftalis & Frankel                                                             Boston, MA 02110
                                              Dana R. Sutton
Robert H. Graham                              Vice President and Assistant Treasurer          COUNSEL TO THE FUND
President and Chief Executive Officer
A I M Management Group Inc.                   P. Michelle Grace                               Ballard Spahr
                                              Assistant Secretary                             Andrews & Ingersoll
John F. Kroeger                                                                               1735 Market Street
Formerly Consultant                           Nancy L. Martin                                 Philadelphia, PA 19103
Wendell & Stockel Associates, Inc.            Assistant Secretary
                                                                                              COUNSEL TO THE DIRECTORS
Lewis F. Pennock                              Ofelia M. Mayo
Attorney                                      Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
                                                                                              919 Third Avenue
Ian W. Robinson                               Kathleen J. Pflueger                            New York, NY 10022
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                            DISTRIBUTOR
Chief Financial Officer                       Samuel D. Sirko
Bell Atlantic Management                      Assistant Secretary                             A I M Distributors, Inc.
Services, Inc.                                                                                11 Greenway Plaza
                                              Stephen I. Winer                                Suite 100
Louis S. Sklar                                Assistant Secretary                             Houston, TX 77046
Executive Vice President
Hines Interests                               Mary J. Benson                                  AUDITORS
Limited Partnership                           Assistant Treasurer
                                                                                              KPMG Peat Marwick LLP
                                                                                              700 Louisiana
                                                                                              Houston, TX 77002


Required Federal Income Tax Information

AIM Weingarten Fund Retail Class paid ordinary dividends in the amount of $0.609 per share to shareholders of Class A and $0.549 per share to shareholders of Class B shares during its tax year ended October 31, 1997. Of this amount 27.79% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $1.686 per share for Class A and Class B shares during its tax year ended October 31, 1997.

Required State Income Tax Information

Of the total income dividends paid, 5.29% was derived from U.S. Treasury obligations.

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
                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Fund
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$82 billion in assets for more than 3.6 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of September 30, 1997. The AIM Family of               prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------




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